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                                                                   EXHIBIT 23.01


                     [ON ARTHUR ANDERSEN LLP LETTERHEAD]



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTS

As independent public accountants, we hereby consent to the incorporation by reference in this Amendment No. 1 to the Form S-3 registration statement (No. 33-56983) of our report dated February 16, 1995 appearing in the Annual Report on Form 10-K for the year ended December 31, 1994 of United Cities Gas Company, and to all references to our Firm included in this registration statement.


                                            ARTHUR ANDERSEN LLP

Nashville, Tennessee
May 26, 1995